                               SUBSIDIARY LISTING

     The following is a listing of the subsidiaries of each registrant and their state of incorporation or organization indented to show degree of remoteness from registrant.


                                                                                              STATE OR COUNTRY OF
                                                                                                ORGANIZATION OR
                                 NAME OF COMPANY                                                 INCORPORATION
                 (Indentation indicates subsidiary relationship)

       CINERGY CORP.                                                                          Delaware

          THE CINCINNATI GAS & ELECTRIC COMPANY                                               Ohio
            The Union Light, Heat and Power Company                                           Kentucky
            Tri-State Improvement Company                                                     Ohio
            Lawrenceburg Gas Company                                                          Indiana
            The West Harrison Gas and Electric Company                                        Indiana
            Miami Power Corporation                                                           Indiana
            KO Transmission Company                                                           Kentucky

          PSI ENERGY, INC.                                                                    Indiana
            South Construction Company, Inc.                                                  Indiana
          Cinergy Services, Inc.                                                              Delaware
          CINERGY INVESTMENTS, INC.                                                           Delaware
            CINERGY-CADENCE, INC.                                                             Indiana
              Cadence Network LLC                                                             Delaware
            CINERGY CAPITAL & TRADING, INC.                                                   Indiana
              CinCap MVC OpCo, LLC                                                            Delaware
              CinCap IV, LLC                                                                  Delaware
              CinCap V, LLC                                                                   Delaware
              CinCap VI, LLC                                                                  Delaware
              CINCAP VIII, LLC                                                                Delaware
                VMC GENERATING COMPANY                                                        Texas
                  CinCap VII, LLC                                                             Delaware
                  Duke Energy Madison, LLC                                                    Delaware
                  Duke Energy Vermillion, LLC                                                 Delaware
              Westwood Operating Company, LLC                                                 Delaware
              CinPower I, LLC                                                                 Delaware
              Cinergy Marketing & Trading, LLC                                                Delaware
            CINERGY COMMUNICATIONS, INC.                                                      Delaware
              Cinergy Telecommunications Networks Holdings, Inc.                              Delaware
              Lattice Communications, LLC                                                     Delaware
            Cinergy Engineering, Inc.                                                         Ohio
            CINERGY-CENTRUS, INC.                                                             Delaware
              Centrus, LLP                                                                    Indiana
            Cinergy-Centrus Communications, Inc.                                              Delaware
            Cinergy Resources, Inc.                                                           Delaware
            CINERGY SOLUTIONS, INC.                                                           Delaware
              1388368 Ontario Inc.                                                            Ontario
                Cinergy Solutions Limited Partnership                                         Ontario
              3036243 Nova Scotia Company                                                     Nova Scotia
                Cinergy Solutions Limited Partnership                                         Ontario
              Cinergy Business Solutions, Inc.                                                Delaware
                Rose Technology Group Limited                                                 Ontario
              Cinergy Customer Care, Inc.                                                     Delaware
              Cinergy EPCOM, LLC                                                              Delaware
              Cinergy EPCOM College Park, LLC                                                 Delaware
              Cinergy Solutions of Golden, Inc.                                               Delaware
              Cinergy Solutions of Tuscola, Inc.                                              Delaware
              Energy Equipment Leasing LLC                                                    Delaware
              Trigen-Cinergy Solutions LLC                                                    Delaware
              Trigen-Cinergy Solutions of Ashtabula, LLC                                      Delaware
              Trigen-Cinergy Solutions of Baltimore LLC                                       Delaware


                                                                      Exhibit 21


              Trigen-Cinergy Solutions of Boca Raton, LLC                                     Delaware
              Trigen-Cinergy Solutions of Cincinnati LLC                                      Ohio
              Trigen-Cinergy Solutions of College Park, LLC                                   Delaware
              Trigen-Cinergy Solutions of Danville LLC                                        Delaware
              Trigen-Cinergy Solutions of Illinois L.L.C.                                     Delaware
              Trigen-Cinergy Solutions of Lansing LLC                                         Delaware
              Trigen-Cinergy Solutions of Orlando LLC                                         Delaware
              Trigen-Cinergy Solutions of Owings Mills LLC                                    Delaware
              Trigen-Cinergy Solutions of Owings Mills Energy Equipment Leasing, LLC          Delaware
              Trigen-Cinergy Solutions of St. Paul LLC                                        Delaware
                St. Paul Cogeneration LLC                                                     Minnesota
              Trigen-Cinergy Solutions of Rochester LLC                                       Delaware
              Trigen-Cinergy Solutions of Silver Grove LLC                                    Delaware
              Trigen-Cinergy Solutions of Tuscola, LLC                                        Delaware
            CINERGY SUPPLY NETWORK, INC.                                                      Delaware
              Reliant Services, LLC                                                           Indiana
            Cinergy Technology, Inc.                                                          Indiana
            Enertech Associates, Inc.                                                         Ohio
          CINERGY GLOBAL RESOURCES, INC.                                                      Delaware
            CINERGY GLOBAL POWER, INC.                                                        Delaware
              CINERGY GLOBAL ELY, INC.                                                        Delaware
                EPR ELY POWER LIMITED                                                         England
                  EPR Ely Limited                                                             England
                    Ely Power Limited                                                         England
                    Anglian Straw Limited                                                     England
              CINERGY GLOBAL FOOTE CREEK, INC.                                                Delaware
                Foote Creek III, LLC                                                          Delaware
              CINERGY GLOBAL FOOTE CREEK  II, INC.                                            Delaware
                Foote Creek II, LLC                                                           Delaware
              CINERGY GLOBAL POWER SERVICES LIMITED                                           England
                Cinergy Global Power Limited                                                  England
                MPI International Limited                                                     England
              CINERGY GLOBAL POWER (UK) LIMITED                                               England
                Cinergy Global Trading Limited                                                England
              CINERGY GLOBAL SAN GORGONIO, INC.                                               Delaware
                San Gorgonio Westwinds II, LLC                                                California
              CINERGY GLOBAL HOLDINGS, INC.                                                   Delaware
                CINERGY HOLDINGS B.V.                                                         The Netherlands
                  CINERGY ZAMBIA B.V.                                                         The Netherlands
                    Copperbelt Energy Corporation PLC                                         Republic of Zambia
                  CINERGY TURBINES B.V.                                                       The Netherlands
                    EOS PAX I S.L. (EOS I)                                                    Spain
                    EOS PAX IIa S.L. (EOS II)                                                 Spain
                  CINERGY HYDRO B.V.                                                          The Netherlands
                   CONSTRUCCIONES Y REPRESENTACIONES INDUSTRIALES S.A.                        Spain
                      Cinergy Global Power Iberia, S.A.                                       Spain
                        Escambeo, S.L.                                                        Spain
                      Parque Eolico de Ascoy, S.A.                                            Spain
                      Ventoabrego, S.L.                                                       Spain
                    Vendresse Limited                                                         Isle of Man
                    CINERGY 1 B.V.                                                            The Netherlands
                     STARTEKOR INVESTEERINGUTE OU                                             Estonia
                        Aktsiaselts Narva Elektrivork                                         Estonia
                    CINERGY GLOBAL RESOURCES 1 B.V.                                           The Netherlands
                      Moravske Teplarny a.s.                                                  Czech Republic
                      Plzenska Energetika s.r.o.                                              Czech Republic
                      Cinergy Global Resources a.s.                                           Czech Republic
                      Cinergetika U/L a.s.                                                    Czech Republic
                      Energetika Chropyne a.s.                                                Czech Republic
                      Teplarna Otrokovice a.s.                                                Czech Republic
                    CINERGY 2 B.V.                                                            The Netherlands
                      Desarrollo Eolico del Ebro S.A.                                         Spain
                      Northeolic Pico Gallo, S.L.                                             Spain


                                                                      Exhibit 21


                      Desarrollos Eolico El Aguila, S.A.                                      Spain
                      Sinergia Aragonesa, S.L.                                                Spain
                  CINERGY GLOBAL BAGHABARI I B.V.                                             The Netherlands
                    Baghabari Power Company Limited                                           Bangladesh
                  CINERGY GLOBAL BAGHABARI II B.V.                                            The Netherlands
                    Baghabari Power Company Limited                                           Bangladesh
                  Cinergy Global 3 B.V.                                                       The Netherlands
                  Cinergy Global 4 B.V.                                                       The Netherlands
              CINERGY GLOBAL (CAYMAN) HOLDINGS, INC.                                          Cayman Islands
                Cinergy Global Hydrocarbons Pakistan                                          Cayman Islands
                Cinergy Global Tsavo Power                                                    Cayman Islands
                Cinergy MPI IV, Inc.                                                          Cayman Islands
                Cinergy MPI V, Inc.                                                           Cayman Islands
                Cinergy MPI VI, Inc.                                                          Cayman Islands
                Cinergy MPI VII, Inc.                                                         Cayman Islands
                Cinergy MPI VIII, Inc.                                                        Cayman Islands
                Cinergy MPI IX, Inc.                                                          Cayman Islands
                Cinergy MPI X, Inc.                                                           Cayman Islands
                Cinergy MPI XI, Inc.                                                          Cayman Islands
                Cinergy MPI, XII, Inc.                                                        Cayman Islands
                Cinergy MPI XIII, Inc.                                                        Cayman Islands
                Cinergy MPI XIV, Inc.                                                         Cayman Islands
                Cinergy MPI XV, Inc.                                                          Cayman Islands
              Midlands Hydrocarbons (Bangladesh) Limited                                      England
              Powermid No. 1                                                                  England
            CINERGY UK, INC.                                                                  Delaware
            PSI ARGENTINA, INC.                                                               Indiana
              Costanera Power Corp.                                                           Indiana
           PSI Energy Argentina, Inc.                                                         Indiana


                                                                      Exhibit 21